U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

          Pre-Effective Amendment No.
                                     ------------------

          Post-Effective Amendment No.        5
                                      ------------------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

          Amendment No.         7
                       -------------------

                        (Check appropriate box or boxes)

                               THE WESTPORT FUNDS

               (Exact Name of Registrant as Specified in Charter)

                              253 Riverside Avenue
                           Westport, Connecticut 06880
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (203) 227-3601

                             Edmund H. Nicklin, Jr.
                               The Westport Funds
                              253 Riverside Avenue
                           Westport, Connecticut 06880
                     (Name and Address of Agent for Service)

                                   Copies to:

                              Tina D. Hosking, Esq.
                         Integrated Fund Services, Inc.
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective:
/X/  immediately upon filing pursuant to Rule 485(b)
/ /  on ( ) pursuant to Rule 485(b)
/ /  60 days after filing pursuant to Rule 485(a)
/ /  on (date) pursuant to Rule 485(a)

                               THE WESTPORT FUNDS

                                  WESTPORT FUND


                            WESTPORT SELECT CAP FUND


                                   Prospectus


                                   May 1, 2002



    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
       PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

About This Prospectus
This Prospectus has been designed to give the information you need to decide whether Westport Fund or Westport Select Cap Fund (formerly, Westport Small Cap
Fund) is appropriate for you.


Each Fund has a distinct investment objective, but both Funds are managed with the same value-oriented strategy.

You can purchase shares of both Funds without any sales charge. Each Fund offers two classes of shares. Each class has different expenses and minimum investment amounts.

To help you find information in this Prospectus, we have divided this Prospectus into five sections.

The first section, "The Funds," contains a discussion of the objective, principal risks, performance history and fees of each Fund. In particular, this section tells you four important things about each Fund.

o    Each Fund's investment goal -- what the Fund is trying to achieve.

o The principal investment policies of each Fund -- how each Fund tries to reach its investment goal. This section specifies the principal types of investments and strategies each Fund will use to try to achieve its investment goal.

o The investment selection process used -- this section discusses how the Adviser chooses investments for each Fund.

o Risks you should be aware of -- the principal risks associated with each Fund.

The other four sections of the Prospectus -- "Management of the Funds," "How to Buy and Sell Shares," "Financial Highlights" and "Where to Get Additional Information" -- provide detailed information about how the Funds are managed, the services and privileges available to the Funds' shareholders, how shares are priced, how to buy and sell shares, financial information and how to obtain additional information.

The investment adviser for both Funds is Westport Advisers, LLC (the "Adviser").

Table of Contents
                                                                            Page
                                                                            ----
The Funds.............................................................

Investment Goals of the Funds.........................................
Principal Investment Strategies of the Funds..........................
How Investments are Selected..........................................
Principal Risks of Investing in the Funds.............................
Performance History of the Funds......................................
Fees and Expenses.....................................................

Management of the Funds...............................................

The Adviser...........................................................
The Portfolio Managers................................................

How to Buy and Sell Shares............................................


Pricing of Fund Shares................................................
Investment Minimums...................................................
General Purchase Policies.............................................
Westport Select Cap Fund..............................................
Instructions for Opening or Adding to an Account......................
Instructions for Selling or Redeeming Shares..........................
Retirement Plans......................................................
Shareholder Services..................................................
Dividends and Distributions...........................................
Taxes.................................................................


Financial Highlights..................................................

Where to Get Additional Information...................................

The Funds

INVESTMENT GOALS OF THE FUNDS

o Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income.


o Westport Select Cap Fund (formerly, Westport Small Cap Fund) seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS
--------------------------------------------


o The Westport Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

o Under normal circumstances, the Westport Select Cap Fund seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund's initial investment. Companies whose capitalization exceed $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, the Adviser may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company's market capitalization does not exceed $4 billion, the Fund may add to an existing position in that company's securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.


o Both Funds will primarily invest in common stock, securities convertible into common stock such as bonds and preferred stocks, American Depositary Receipts and securities such as rights and warrants which permit the holder to purchase equity securities.

o When the Adviser believes that market, economic or other conditions warrant, a Fund may assume a temporary defensive position. During these periods, a Fund may invest without limit in cash or cash equivalents, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

HOW INVESTMENTS ARE SELECTED

o The Adviser employs a modified "value" approach to each Fund's investments known as second generation value investing. Historically, value investors have used statistical criteria to select investments which were expected to provide superior returns. Due to increased participation in financial markets and improved information availability, the domestic financial markets have matured and are more competitive. As a result, simple statistical selection criteria are no longer effective.


o Often a catalyst or event is necessary for those superior returns. A new chief executive officer or a change in government regulations that impacts the economics of the business are examples. For that change to be of investment significance, it must create the prospect of a significant increase in earnings or cash flow within the investment horizon. The estimated earnings or cash flow relative to the current stock price is a measure of valuation. This is low P/E investing, the focus of classic value investment, but on a forward-looking basis. This approach combines low valuation, a value attribute, with improving earnings or cash flow, a growth attribute. This strategy is the basis for second generation value investing.


o Second generation value investing provides investors with a risk averse approach for investing in growth opportunities among smaller companies. Using this approach, the Funds will seek to invest in undervalued companies, i.e. companies selling at a discount to fundamental value based on earnings potential or assets. This variation of value investing offers the potential for capital appreciation as a stock gains favor among other investors.


o The Funds will be managed by the Adviser in accordance with the investment disciplines that the portfolio managers for the Adviser have employed in managing equity portfolios for Westport Asset Management, Inc., an affiliate of the Adviser, for over 19 years. The Adviser relies on stock selection and the strategy previously outlined to achieve its results, rather than trying to time market fluctuations.

o The investment process begins with the identification of change in a company's products, operations, or management. In mid-range or small capitalization companies, dynamic change of this type tends to be material, which may create misunderstanding in the marketplace and result in a company's stock becoming undervalued.


o Once change is identified, the Adviser evaluates the company from a number of perspectives -- what the market is willing to pay for stock of comparable companies, what a strategic buyer would pay for the whole company, and how the company's products are positioned in their various markets -- to estimate a company's fundamental value and the extent of under-valuation, if any.

o Mid capitalization companies identified by second generation value investing are often out of favor due to negative operational or financial events. The Adviser seeks to identify those situations where the under-valuation is a result of temporary factors. Unrecognized assets or business opportunities, changes in regulations, and legal actions, including the initiation of bankruptcy proceedings, are some of the factors that create these opportunities. In addition, mid capitalization companies are often acquisition targets for larger companies, as they can offer the acquirer a competitive advantage in the form of economies of scale in manufacturing or distribution or product line additions.


o A small capitalization investment opportunity may be simply unrecognized by the financial community. Fundamental research, company visits and management assessment are all very important to the evaluation process. Small capitalization portfolios emphasize, but are not limited to, companies with capitalizations of under $2 billion. Operating in this market segment offers several advantages. First, there is more opportunity for above-average growth and entrepreneurial impact. Second, this market segment is less efficiently covered by Wall Street. Third, like mid capitalization companies, small cap companies are also often acquisition targets for larger companies.


o In its overall assessment, the Adviser seeks stocks for the Funds that it believes have a greater upside potential than risk over an 18 to 24 month holding period.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

WHO SHOULD INVEST

o The Funds may be an appropriate investment for investors willing to tolerate possibly significant fluctuations in net asset value while seeking long-term returns.

GENERAL

     Investment Risk. An investment in either Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Stock Market Risk. Your investment in Fund shares represents an indirect investment in the equity securities owned by the Fund. The market value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

     If the securities in which a Fund invests never reach their perceived potential, or the valuation of such securities in the marketplace does not in fact reflect significant under-valuation, there may be little or no appreciation, and possibly depreciation, in the value of such securities.

     Your investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     An investment in either or both Funds is not by itself a complete or balanced investment program.


RISKS OF INVESTING IN THE WESTPORT FUND

     Investing in the Westport Fund involves the risks inherent in investing in mid capitalization companies, including greater risk and volatility than investing in larger, more established companies. To the extent the Westport Fund invests in small capitalization companies, the risks associated with small capitalization companies would apply and are presented in the next section.


     Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies, but exceed those of large capitalization companies. The volatility of mid capitalization company returns is greater than that of large capitalization issues, but less than that associated with small capitalization issues. These characteristics result in part from the ability of mid capitalization companies to react to changes in the business environment at a faster rate than larger companies. In addition, mid capitalization companies generally have more developed, more mature businesses, and greater diversity than small capitalization companies, providing greater business stability relative to smaller companies.

RISKS OF INVESTING IN THE WESTPORT SELECT CAP FUND

     Investing in the Westport Select Cap Fund involves the risks of investing in small capitalization companies, which generally involve greater risk and volatility than investing in larger, more established companies.

     Investing in small companies can be riskier than other investments. A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A significant portion of the securities in which the Westport Select Cap Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies in response to news about the company, the markets or the economy. As a result, the price of the Westport Select Cap Fund's shares may exhibit a higher degree of volatility than the market averages.

     In addition, securities traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities traded on a national exchange. The Westport Select Cap Fund, therefore, may have to sell a portfolio security to meet redemptions (or for other reasons) at a discount from market prices, sell during periods when disposition is not desirable, or make many small sales over a lengthy period of time.


PERFORMANCE HISTORY OF THE FUNDS

     The bar charts and table below provide an indication of the risk of investing in each Fund. The bar charts show the annual total returns of the Class R shares of each Fund for 1998, 1999, 2000 and 2001 together with the best and worst quarters during the periods shown. The bar charts indicate risk by illustrating how much returns can vary from year to year. The accompanying table shows each Fund's average annual total returns (before and after taxes) for the Class R shares and each Fund's average annual total returns for the Class I shares (before taxes) for the last year and the period since each class of each Fund commenced operations. These returns are compared with the performance of one or more broad-based securities market indices. All of the information in both the bar charts and the table assumes reinvestment of dividends and distributions. Keep in mind that a Fund's past performance, (before and after taxes) does not indicate how it will perform in the future.

                 ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001

Westport Fund

[ADD BAR CHART HERE]     1998     12.20%

                         1999     46.13%

                         2000      8.68%

                         2001      3.99%

                         HIGHEST QUARTERLY RETURN DURING THIS PERIOD      25.07%
                         (4TH QUARTER 1999)

                         LOWEST QUARTERLY RETURN DURING THIS PERIOD      -17.10%
                         (3RD QUARTER 1998)

Westport Select Cap Fund

[ADD BAR CHART HERE]     1998     15.40%

                         1999     42.72%

                         2000     13.60%

                         2001      8.22%

                         HIGHEST QUARTERLY RETURN DURING THIS PERIOD      27.65%
                         (4TH QUARTER 1998)

                         LOWEST QUARTERLY RETURN DURING THIS PERIOD      -19.14%
                         (3RD QUARTER 1998)


--------------------------------------------------------------------------------

* The bar charts show the annual returns of the Class R shares of each Fund. The annual returns for the Class I shares of each Fund are substantially similar to the annual returns for the Class R shares of the respective Fund for the relevant periods since the inception of the Class I shares because shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The Class I shares of the Westport Select Cap Fund commenced operations February 16, 1998, while the Class I shares of the Westport Fund commenced operations February 9, 2001.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for the Class R shares of each Fund are shown below and after-tax returns for the Class I shares of each Fund will vary.

                          AVERAGE ANNUAL TOTAL RETURNS
                      (for periods ended December 31, 2001)

                                                                      SINCE
                                                          1 YEAR    INCEPTION*
                                                        ----------------------
WESTPORT FUND
     Class R Return Before Taxes                           3.99%      16.67%
     Class R Return After Taxes on Distributions           3.39%      14.52%
Class R Return After Taxes on Distributions and
    Sale of Fund Shares                                    2.90%      12.97%
     Class I Shares Return Before Taxes                     N/A       -0.11%**

S&P MIDCAP 400(R)INDEX***                                 -0.60%      12.39%
(reflects no deductions for fees, expenses or taxes)

RUSSELL MIDCAP(R)INDEX***                                 -5.62%       7.38%
(reflects no deductions for fees, expenses or taxes)

WESTPORT SELECT CAP FUND
     Class R Return Before Taxes                           8.22%      19.29%
     Class R Return After Taxes on Distributions           7.87%      18.94%
Class R Return After Taxes on Distributions and
    Sale of Fund Shares                                    5.29%      16.02%
Class I Shares Return Before Taxes                         8.36%      17.41%

RUSSELL 2000(R)INDEX***                                    2.49%       3.19%
(reflects no deductions for fees, expenses or taxes)

* The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997. The Class I shares of the Westport Select Cap Fund and Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

**   Not annualized.

*** The Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures performance of the mid-range of the U.S. stock market. The Russell MidCap(R) Index is an index comprised of the 800 smallest companies in the Russell 1000(R) Index (an index of the 1,000 largest companies in the Russell 3000(R) Index). The Russell 2000(R) Composite Stock Index, representing approximately 11% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000(R) Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity markets).

FEES AND EXPENSES

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE WESTPORT FUNDS.

                                                                     WESTPORT
                                            WESTPORT FUND       SELECT CAP FUND
                                          CLASS R   CLASS I    CLASS R   CLASS I
SHAREHOLDER FEES (fees paid directly       NONE      NONE       NONE      NONE
from your investment):

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                   WESTPORT
                                            WESTPORT FUND       SELECT CAP FUND
                                          CLASS R   CLASS I    CLASS R   CLASS I
Advisory Fee:                              0.90%     0.90%      1.00%     1.00%

Other Expenses:

   Service Fee:(1)                         0.25%     None       0.25%     None

   Other Operating Expenses:(2)            0.53%     0.93%(3)   0.11%     0.13%
                                           -----     -----      -----     -----

Total Annual Fund Operating Expenses:      1.68%     1.83%(3)   1.36%     1.13%
                                           =====     =====      =====     =====

Fee Waiver and Expense Reimbursement:(2)   0.18%     0.33%(3)
                                           -----     -----      -----     -----

Net Expenses:(2)                           1.50%     1.50%
                                           =====     =====

--------------------------------------------------------------------------------
(1) During the fiscal year ended December 31, 2001, the Class R shares of the Westport Fund did not pay or accrue any service fees, and the Class R shares of the Westport Select Cap Fund paid service fees equal to 0.13% of the Fund's average net assets attributable to the Class R shares. As a result, during the fiscal year ended December 31, 2001, the Class R shares of the Westport Select Cap Fund had actual Total Annual Fund Operating Expenses of 1.24% and there were no waivers or reimbursements with respect to those shares. After January 1, 2002, service fees may be accrued at a rate of up to 0.25% of a Fund's average net assets attributable to the Class R shares, but "Net Expenses" may not exceed the amounts discussed in footnote 2 below.
(2) Pursuant to a written contract between the Adviser and the Funds, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent "Total Annual Fund Operating Expenses" for each class exceed 1.50% of the Fund's average daily net assets attributable to that class of shares (the "Expense Limitation Agreement"). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2002.
(3)  Annualized.


EXAMPLES
These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These Examples should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown.

With respect to the Westport Fund, the Example is based on the "Net Expenses" described in the table, which reflect the expense limits that apply under the Expense Limitation Agreement described in footnote 2 to the table, for Year 1 and on the "Total Annual Fund Operating Expenses" described in the table, which do not reflect fee waivers and reimbursements for the Fund during the fiscal year ended December 31, 2001, for Years 2 through 10. With respect to the Westport Select Cap Fund, the Example is based on the "Total Annual Fund Operating Expenses" described in the table, which do not reflect fee waivers and reimbursements for the Fund during the fiscal year ended December 31, 2001, for years 1 through 10.

     The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
     ------------------------------------------------------------------------
     Westport Fund
        Class R                 $153          $512         $896       $1,972
        Class I                  153           544          960        2,121
     Westport Select Cap Fund
        Class R                  138           431          745        1,635
        Class I                  115           359          622        1,375



OTHER INVESTMENT STRATEGIES OF THE FUNDS

     Although not a principal investment strategy of either Fund, each Fund is authorized to purchase and sell financial futures contracts and options on such contracts exclusively for hedging and other non-speculative purposes. A full description of the instruments the Funds may use to hedge, the extent to which a Fund may hedge and the risks involved with hedging appears in the Statement of Additional Information.

Management of the Funds

THE ADVISER

     Westport Advisers, LLC (the "Adviser"), 253 Riverside Avenue, Westport, Connecticut 06880, serves as the investment adviser to the Funds. The Adviser was organized as a Connecticut limited liability company in 1997. A limited liability company is owned by its Members. The sole Members of the Adviser are Edmund H. Nicklin, Jr. and Westport Asset Management, Inc. Both the Adviser and Westport Asset Management, Inc. are investment advisers registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. As a Member of the Adviser, Westport Asset Management, Inc. is an affiliate of the Adviser.

     Together, the principals of Westport Asset Management, Inc. and the Adviser have 35 years of collective portfolio management experience. Westport Asset Management, Inc., a Connecticut corporation controlled by Andrew J. Knuth, a co-manager of the Westport Select Cap Fund (see below), provides investment services to investment companies, pension plans, endowments, foundations, and individuals. In addition, Edmund H. Nicklin, Jr., the portfolio manager for the Westport Fund and co-manager for the Westport Select Cap Fund (see below), had more than 10 years experience managing an investment company as the portfolio manager for the Evergreen Growth and Income Fund prior to joining the Adviser in 1997.

     The Adviser furnishes a continuous investment program for each Fund's portfolio, makes day-to-day investment decisions for each Fund, and manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Trustees of the Trust. The Westport Fund and Westport Select Cap Fund each pay the Adviser a monthly management fee in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund.

THE PORTFOLIO MANAGERS

     The Portfolio Manager for the Westport Fund is Edmund H. Nicklin, Jr. Mr. Nicklin has served as the sole Portfolio Manager of the Westport Fund since the Fund's inception. Mr. Nicklin is a Managing Director of Westport Advisers, LLC and a portfolio manager for Westport Asset Management, Inc. From October 1986 to August 1997, Mr. Nicklin was the portfolio manager of the Evergreen Growth and Income Fund. Mr. Nicklin holds a Bachelor of Science in Electrical Engineering, a Masters of Science in Management and a Ph.D. in Operations and Research and Statistics from Rensselaer Polytechnic Institute.

     The Portfolio Managers for the Westport Select Cap Fund are Mr. Nicklin, whose biographical information is above, and Andrew J. Knuth. Both have served as the Portfolio Managers of the Westport Select Cap Fund since the Fund's inception. Mr. Knuth is also Chairman, Chief Investment Officer and a portfolio manager for Westport Asset Management, Inc.

     Andrew J. Knuth founded Westport Asset Management, Inc. in 1983 and has more than 35 years of security analysis and portfolio management experience. Mr. Knuth was an organizing member of the Institutional Equity Group for Lazard Freres and Company, and spent two years with them specializing in investment research for institutional clients. From 1969 through 1981, Mr. Knuth was director of research for Lieber & Company, the investment adviser to the Evergreen Funds. From 1966 to 1969, Mr. Knuth was a security analyst for Vanden Broeck, Lieber & Company. From 1962 to 1966, he was involved in portfolio management with the Mutual Benefit Life Insurance Company. Mr. Knuth holds a Bachelor's degree in Economics from Dickinson College and a Masters degree in Business Administration from New York University.

How to Buy and Sell Shares

PRICING OF FUND SHARES

     The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). Each Fund's NAV is computed as of the scheduled close of trading on the New York Stock Exchange (normally 4:00 p.m.) on each day during which the New York Stock Exchange is open for trading and on each other day on which there is a sufficient degree of trading in the Fund's investments to affect the NAV. The NAV per share of each Fund is computed by dividing the total current value of the assets of each Fund, less its liabilities, by the total number of shares of that Fund outstanding at the time the computation is made. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. The Funds may use pricing services to determine market value.

     Your order will be priced at the next NAV calculated after the transfer agent accepts your order.

GENERAL PURCHASE POLICIES

     You may make an initial or additional purchase of shares of the Funds by mail, bank wire, or through certain financial intermediaries and broker-dealers. Additional shares may also be purchased by means of electronic funds transfer, including through the Funds' Automatic Investment Plan. All orders must be received in proper form. The Funds consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received.

     The Funds reserve the right to reject any purchase order, including orders received from market timers or investors who, in the Adviser's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund. The Funds will not accept the forms of payment listed below:

     o    Cash
     o    Traveler's Checks
     o    Third Party Checks
     o    Money Orders
     o    Future or post-dated checks including stale-dated checks
     o    Counter of starter checks with check numbers less than 300
     o    Checks payable on a non-U.S. bank or financial institution
     o    Wire  payments   originating   from  a  non-U.S.   bank  or  financial
          institution
     o    Credit card or convenience checks

     At any time, the Funds may change any of their purchase or redemption procedures and may suspend the sale of their shares.

     If your order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.


WESTPORT SELECT CAP FUND

     On April 12, 2002, the Westport Select Cap Fund closed to new investors. The closing is intended to limit the growth of the Fund's assets and preserve the Fund's ability to invest effectively in stocks within the Fund's market capitalization range. You may continue to purchase Class R shares or Class I shares of the Fund, or open a new account, if:

     o You are an existing shareholder in the Fund (either directly or through a financial intermediary) as of the closing date and you:

          o Add to your account through the purchase of additional Fund shares; or

          o Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund.

     o You are an immediate family member sharing the household of an existing shareholder in the Fund as of the closing date.

     o You are a client of a financial advisor, financial institution or consultant that has clients invested in the Fund on the closing date.

     o You are an institution or an affiliate of an institution having an investment advisory relationship with Westport Asset Management, Inc.

     o You are a participant of a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that invests through existing accounts in the Fund or through a financial intermediary.

At the Fund's discretion, shares of the Fund may be made available through firms that provide administrative services to their customers who are shareholders of the Fund.

     If you redeem all your remaining Fund shares, you will not be permitted to buy back into the Fund as long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described below.

     Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to modify this policy at any time. The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders.


INVESTMENT MINIMUMS
                                        INITIAL                ADDITIONAL
--------------------------------------------------------------------------------
Regular Class R Accounts               $  5,000                No minimum
Regular Class I Accounts                250,000                No minimum
Traditional IRAs                          2,000                No minimum
Spousal IRAs                              2,000                No minimum
Roth IRAs                                 2,000                No minimum
SEP-IRAs                                  2,000                No minimum
Gifts to Minors                           1,000                No minimum
Automatic Investment Plans                1,000                   $100

The  Adviser   reserves  the  right  to  change  such  minimum  for   subsequent
investments.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY MAIL

     To purchase shares of the Funds, you should send a check made payable to the applicable Fund and a completed account application to:

     The Westport Funds
     P.O. Box 5354
     Cincinnati, Ohio 45201-5354

     Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks will not be accepted.

BY BANK WIRE

     To purchase shares of a Fund using the wire system for transmittal of money among banks, you should first telephone the Funds' transfer agent, Integrated Fund Services, Inc. (the "Transfer Agent"), at (888) 593-7878 for instructions. You should then promptly complete, sign and mail the account application.

PURCHASING ADDITIONAL SHARES

     You may purchase additional shares

     o    by bank wire, as indicated above;

     o    by mailing a check to The Westport  Funds at the address listed above;
          or

     o    by electronic funds transfer.

     Each investment in shares of a Fund, including dividends and capital gain distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the NAV at which the shares were purchased, and the new balance of Fund shares owned.

THROUGH YOUR BROKER-DEALER

     You may maintain your account through certain broker-dealers or financial intermediaries. These broker-dealers or financial intermediaries may make arrangements for their customers to purchase and redeem shares of the Funds by telephone, and some broker-dealers and financial intermediaries may impose a charge for their services. Broker-dealers and their intermediaries are responsible for transmitting orders and payments for their customers on a timely basis.

     Alternatively, if you did not make your initial purchase through a broker-dealer or financial intermediaries, you may purchase and redeem shares directly through the Transfer Agent without any such charges.

AUTOMATIC INVESTMENT PLAN

     You may also purchase shares by arranging systematic monthly investments into a Fund with either Fund's Automatic Investment Plan. The minimum initial investment is $1,000 and the minimum subsequent investment is $100. After you give a Fund proper authorization, your bank account, which must be with a bank that is a member of the Automated Clearing House, will be debited accordingly to purchase shares. You will receive a confirmation for every transaction, and a withdrawal will appear on your bank statements.

     To participate in the Automatic Investment Plan, you must complete the appropriate sections of the account application or the Automatic Investment Plan form. These forms may be obtained by calling the Transfer Agent at (888) 593-7878. The amount you specify will automatically be invested in shares at the relevant Fund's NAV next determined after payment is received by that Fund.

     To change the amount invested, we must receive your written instructions at least 7 business days in advance of the next transfer. If the bank or bank account number is changed, we must receive your instructions at least 20 business days in advance. If there are insufficient funds in your designated bank account to cover the shares purchased using the Automatic Investment Plan, your bank may charge you a fee or may refuse to honor the transfer instruction (in which case no Fund shares will be purchased).

     You should check with your bank to determine whether it is a member of the Automated Clearing House and whether your bank charges a fee for transferring funds through the Automated Clearing House. Expenses incurred by a Fund related to the Automatic Investment Plan are borne by that Fund. As a result, you pay no direct fee to use these services.

INSTRUCTIONS FOR SELLING OR REDEEMING SHARES

     Upon receipt by the Transfer Agent of a redemption request in proper form, shares of a Fund will be redeemed at their next determined NAV.

BY WRITTEN REQUEST

     Redemption requests may be made in writing to:

     The Westport Funds
     P.O. Box 5354
     Cincinnati, Ohio 45201-5354

     The request must specify

     o    the name of the Fund;

     o    the dollar amount or number of shares to be redeemed; and

     o    the account number.

     The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). A signature guarantee is required for any written redemption request for an amount greater than $25,000. Signature guarantees are described more fully below.

THROUGH YOUR BROKER-DEALER

     You may also make redemption requests through your broker-dealer or financial intermediary.

BY TELEPHONE

     If you wish to redeem your shares by telephone, you must elect this option on your account application.

     If you elected telephone redemption privileges, you may make a telephone redemption request by calling the Transfer Agent at (888) 593-7878 and providing your account number, the exact name in which your shares are registered and your social security or taxpayer identification number. In response to the telephone redemption instruction, we will mail a check to your record address, or, if you provided a bank wire or Automated Clearing House redemption authorization, we will wire or electronically transfer the proceeds to your designated bank account. We will wire or electronically transfer your proceeds only to accounts with domestic banks or depository institutions. You must complete the appropriate sections of the account application to authorize receipt of redemption proceeds by bank wire or by Automated Clearing House. Redemptions for amounts less than $5,000 will be made by check or by Automated Clearing House. Redemptions of $5,000 or more may be made by bank wire. There is a fee on all redemptions paid by wire, currently $15. A signature guarantee is required for any telephone redemption request for an amount greater than $25,000. Signature guarantees are described more fully below.

     In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Transfer Agent, the Funds' principal underwriter, the Adviser nor the Funds will be liable for any losses due to unauthorized or fraudulent redemption requests.

     In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If you cannot reach the Transfer Agent by telephone, you may mail redemption requests to the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354.

SIGNATURE GUARANTEES

     A signature guarantee is required for any written request to redeem an amount greater than $25,000. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed. In addition, a signature guarantee is required for instructions to change your

     o    record name or address;

     o    Automated Clearing House bank or bank account information;

     o    Systematic Withdrawal Plan information;

     o    dividend election; or

     o    telephone redemption options.

     Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a signature guarantee is required, each person required to sign for the account must have his signature guaranteed. Signature guarantees by notaries public are not acceptable.

SYSTEMATIC WITHDRAWAL PLAN

     If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which you offer to sell to such Fund at NAV the number of full and fractional shares which will produce the monthly or quarterly payments you specify (minimum $100 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete your principal. If you are thinking about participating in this plan, you should consult your own tax advisor.

     If you want to use this plan, you may do so by marking the appropriate box on the account application. If you already own shares and would like to use the plan, you may obtain the necessary form by writing to the Funds at the address listed above or calling the Transfer Agent at (888) 593-7878. This service is free.

OTHER REDEMPTION INFORMATION

     The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes. Checks for redemption proceeds normally will be mailed, and bank wire or Automated Clearing House redemption payments will normally be made, within seven days, but will not be mailed until all checks (including a certified check) in payment for the purchase of the shares to be redeemed have been cleared, generally within 15 days after investment. Unless other instructions are given, a check for the proceeds of a redemption will be sent to the your address of record.

     We may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or the exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of a Fund not reasonably practicable.

     To be in a position to eliminate excessive expenses, we reserve the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which has a value below $1,000. However, you will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Proceeds of redemptions normally are paid by check, electronic transfer or bank wire. However, payments may be made wholly or partially in portfolio securities if the Board of Trustees determines that payment in cash would be detrimental to the best interests of a Fund. The shareholder may pay transactions costs to dispose of these securities.


RETIREMENT PLANS

     The Funds can be used as a funding vehicle for Traditional and Roth IRAs, Coverdell Education Savings Accounts and other retirement plans.

     For certain investors, contributions to Traditional IRAs may be deductible for federal income tax purposes and become taxable only upon withdrawal. In addition, income and capital gains grow tax deferred within the Traditional IRA. Contributions to Roth IRAs are not deductible, but distributions (including earnings) can be tax free if certain circumstances exist.

     In general, effective for tax years 2002 through 2004, the maximum contribution limit per individual for a Traditional or Roth IRA is the lesser of $3,000 per year or 100 percent of earned income. (An individual with a non-working spouse may establish a separate IRA for the spouse for a total contribution of up to $6,000, provided that no more than $3,000 is contributed to the IRA of either spouse.) Contribution limits increase to $4,000 from 2005 through 2007, and to $5,000 for 2008 and beyond. For years 2002 through 2005, catch up contributions of $500 may be permitted if you meet the eligibility requirements for contributions and have reached the age of 50 by the end of the taxable year you are making the catch up contribution. For 2006 and beyond, the annual catch up contribution increases to $1,000.

     The deductibility of a 2002 Traditional IRA contribution (including catch up contributions) may be reduced or eliminated if the individual or, in the case of a married individual, the individual's spouse is an active participant in an employer-maintained retirement plan. If an individual is not an active participant, but his or her spouse is, the amount of their IRA contributions that can be deducted will be phased out if their combined modified adjusted gross income ("MAGI") is between $150,000 and $160,000. For a single taxpayer, the MAGI at which the amount of IRA contributions that may be deducted begins to phase out is $34,000 for 2002 and will increase annually to reach $50,000 in 2005. For a married taxpayer filing a joint tax return, the MAGI at which the amount of IRA contributions that may be deducted begins to phase out is $54,000 and will increase annually to reach $80,000 in 2007.

     The Fund's IRA also accepts the rollover of a lump sum distribution from a qualified retirement plan. A direct rollover made to an IRA will postpone federal income tax and avoid certain mandatory tax withholding on the distribution. If a plan participant receives a distribution directly from his or her qualified retirement plan, the participant has up to 60 days after receipt to deposit all or part of the distribution into an IRA. Qualified retirement plan distributions may NOT be directly rolled into a Roth IRA.

     Withdrawals from a Traditional IRA are taxed as ordinary income (excluding the portion, if any, of the withdrawal considered a return of nondeductible IRA contributions). Such withdrawals may be made without federal tax penalty after the IRA holder reaches age 59 1/2, and must commence by April 1st following the year the IRA holder reaches age 70 1/2. Withdrawals before age 59 1/2 (that do not meet any other exception) or the failure to commence withdrawals on a timely basis after age 70 1/2 may result in the imposition of certain federal tax penalties.

     When distributions are made from a Roth IRA, all nondeductible contribution amounts are treated as distributed first and are not subject to federal income taxes or penalties, regardless of age. Once all nondeductible contributions have been distributed, the remaining amount credited to the Roth IRA account may be withdrawn without being subject to federal income taxes or penalties if the withdrawal is considered a qualified distribution. A qualified distribution is a distribution that is made after the five-year period beginning with the first day of the year for which a contribution or conversion was first made to a Roth IRA and is made after attainment of age 59 1/2, disability, or death or is a qualified first-time homebuyer distribution. If the distribution is not qualified, any earnings distributed will be subject to federal income taxes and possibly to the additional tax on early distributions. While alive, the Roth IRA holder is not required to take distributions.

     A Coverdell Education Savings Account (formerly called an education IRA) is an account to which an eligible person may contribute up to $2,000 in any year after 2001 for the purpose of paying qualified education expenses of a beneficiary who, in the year of the contribution, has not yet attained 18 years of age. The maximum contribution amount for married individuals filing jointly who have MAGI of $190,000 or more is phased out between $190,000 and $220,000. The maximum contribution amount for all other individuals who have MAGI of $95,000 or more is phased out between $95,000 and $110,000.

     To determine your eligibility for an IRA or education savings account contribution, or to learn more about distribution requirements, please call 888-593-7878 or write to The Westport Funds to obtain the Fund's IRA or education savings account custodial agreements and disclosure statements.


SHAREHOLDER SERVICES

     The Trust has adopted a shareholder services plan with respect to the Class R shares of each Fund providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

     Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing sub-accounting services for shares of a Fund held beneficially; and providing such other services as the Trust or shareholder may request.

DIVIDENDS AND DISTRIBUTIONS

     We will make distributions at least annually from the investment company taxable income of each Fund. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are also expected to be distributed at least annually. Investment company taxable income of a Fund consists of all of that Fund's taxable income other than the excess, if any, of net long-term capital gains over net short-term capital losses, reduced by deductible expenses of that Fund. The Fund's expenses are accrued daily. Unless you elect to have dividends and distributions paid in cash, your dividends and distributions will be reinvested in additional shares of the relevant Fund.

TAXES

     The following discussion is intended for general information only. You should consult with your own tax advisor as to the tax consequences of an investment in a Fund, including the status of distributions under applicable state or local law.

     Federal Income Taxes. Each Fund intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and in a timely manner distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.

     Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Because a portion of each Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable at the applicable long-term capital gains rate, regardless of how long you have held a Fund's shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional shares of a Fund.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to you in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Each year, we will notify you of the tax status of dividends and distributions.

     Upon the sale or other disposition of shares of a Fund, you may realize a capital gain or loss which will be long-term or short-term, generally depending upon your holding period for the shares.

     We may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable if you

     o    fail to provide us with your correct taxpayer identification number;

     o    fail to make required certifications; or

     o you have been notified by the IRS that you are subject to backup withholding.

     Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

     Further information relating to tax consequences is contained in the Statement of Additional Information.

     State and Local Taxes. A Fund's distributions also may be subject to state and local taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' audited financial statements, are included in the current annual report, which is available upon request.


WESTPORT FUND

                                             Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                                      Class R

                                            For the Year    For the Year    For the Year  For the Period
                                               Ended           Ended           Ended           Ended
                                            December 31,    December 31,    December 31,    December 31,
                                                2001            2000            1999           1998(A)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...    $    14.37      $    14.75      $    11.22      $    10.00
                                            ----------      ----------      ----------      ----------
Income from investment operations:

     Net investment loss ...............         (0.08)          (0.04)          (0.08)          (0.05)

     Net realized and unrealized
          gains on investments .........          0.65            1.35            5.21            1.27
                                            ----------      ----------      ----------      ----------

Total from investment operations .......          0.57            1.31            5.13            1.22
                                            ----------      ----------      ----------      ----------

Less distributions:
     From net realized gains ...........         (0.39)          (1.69)          (1.60)             --
                                            ==========      ==========      ==========      ==========

Net asset value at end of year .........    $    14.55      $    14.37      $    14.75      $    11.22
                                            ----------      ----------      ----------      ----------

Total return ...........................          3.99%           8.68%          46.13%          12.20%
                                            ==========      ==========      ==========      ==========

Net assets at end of year (000's) ......    $   11,737      $   15,281      $   10,219      $    6,099
                                            ==========      ==========      ==========      ==========

Ratio of net expenses to
     average net assets ................          1.50%           1.50%           1.50%           1.50%

Ratio of gross expenses to
     average net assets(A) .............          1.68%           1.91%           2.67%           3.60%

Ratio of net investment loss
     to average net assets .............         (0.54%)         (0.35%)         (0.81%)         (0.71%)

Portfolio turnover rate ................            15%             48%             68%             63%

--------------------------------------------------------------------------------------------------------

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

WESTPORT FUND
                    Per Share Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
                                                               Class I
                                                            For the Period
                                                                 Ended
                                                         December 31, 2001 A
--------------------------------------------------------------------------------

Net asset value at beginning of period .................      $    14.96
Income from investment operations:
     Net investment loss ...............................           (0.06)
     Net realized and unrealized
          gains on investments .........................            0.04
                                                              ----------
Total from investment operations .......................           (0.02)
Less distributions:
     From net realized gains ...........................           (0.39)
                                                              ----------
Net asset value at end of period .......................      $    14.55
Total return ...........................................           (0.11%)(B)
                                                              ==========
Net assets at end of period(000's) .....................      $    9,234

Ratio of net expenses to
     average net assets ................................            1.50%(c)

Ratio of gross expenses to
     average net assets(D) .............................            1.83%(C)

Ratio of net investment loss
     to average net assets .............................           (0.54%)(C)

Portfolio turnover rate ................................              15%(C)

--------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (February 9, 2001) through December 31, 2001.
(B)  Not annualized.
(C)  Annualized.
(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

WESTPORT SELECT CAP FUND

                                                            Per Share Data for a Share Outstanding Throughout Each Period

                                                                                CLASS R

                                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                       2001               2000               1999               1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $        18.23     $        16.47     $        11.54     $        10.00
                                                  --------------     --------------     --------------     --------------

Income from investment operations:
     Net investment income (loss) ............             (0.05)              0.02              (0.03)             (0.02)
     Net realized and unrealized gains
       on investments ........................              1.55               2.22               4.96               1.56
                                                  --------------     --------------     --------------     --------------
Total from investment operations .............              1.50               2.24               4.93               1.54
                                                  --------------     --------------     --------------     --------------

Less distributions:
     From net investment income ..............                --              (0.03)                --                 --
     From net realized gains .................             (0.28)             (0.45)                --                 --
                                                  --------------     --------------     --------------     --------------
Total distributions ..........................             (0.28)             (0.48)                --                 --
                                                  --------------     --------------     --------------     --------------

Net asset value at end of year ...............    $        19.45     $        18.23     $        16.47     $        11.54
                                                  ==============     ==============     ==============     ==============

Total return .................................              8.22%             13.60%             42.72%             15.40%
                                                  ==============     ==============     ==============     ==============

Net assets at end of year (000's) ............    $      209,605     $      110,423     $       79,851     $       20,637
                                                  ==============     ==============     ==============     ==============

Ratio of net expenses to average net assets ..              1.24%              1.27%              1.43%              1.50%

Ratio of gross expenses to average net assets(A)            1.24%              1.27%              1.43%              1.79%

Ratio of net investment income (loss) to average
         net assets ..........................             (0.33%)             0.13%             (0.33%)            (0.39%)

Portfolio turnover rate ......................                11%                15%                10%                19%
-------------------------------------------------------------------------------------------------------------------------

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

WESTPORT SELECT CAP FUND

                                                            Per Share Data for a Share Outstanding Throughout Each Period

                                                                             CLASS I
                                                  -----------------------------------------------------------------------
                                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                       2001               2000               1999             1998(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $        18.28     $        16.50     $        11.55     $        10.92
                                                  --------------     --------------     --------------     --------------

Income from investment operations:
     Net investment income (loss) ............             (0.03)              0.03              (0.01)             (0.02)
     Net realized and unrealized gains
       on investments ........................              1.56               2.23               4.96               0.65
                                                  --------------     --------------     --------------     --------------
Total from investment operations .............              1.53               2.26               4.95               0.63
                                                  --------------     --------------     --------------     --------------

Less distributions:
     From net investment income ..............                --              (0.03)                --                 --
     From net realized gains .................             (0.28)             (0.45)                --                 --
                                                  --------------     --------------     --------------     --------------
Total distributions ..........................             (0.28)             (0.48)                --                 --
                                                  --------------     --------------     --------------     --------------

Net asset value at end of year ...............    $        19.53     $        18.28     $        16.50     $        11.55
                                                  ==============     ==============     ==============     ==============

Total return .................................              8.36%             13.69%             42.86%              5.77%(B)
                                                  ==============     ==============     ==============     ==============

Net assets at end of year (000's) ............    $      672,016     $      448,269     $      205,507     $       33,230
                                                  ==============     ==============     ==============     ==============

Ratio of net expenses to average net assets ..              1.13%              1.14%              1.24%              1.50%(C)

Ratio of gross expenses to average net assets(D)            1.13%              1.14%              1.24%              1.64%(C)

Ratio of net investment income (loss) to
     average net assets ......................             (0.21%)             0.26%             (0.13%)            (0.36%)(C)

Portfolio turnover rate ......................                11%                15%                10%                19%(C)
-------------------------------------------------------------------------------------------------------------------------

(A) Represents period from the commencement of operations (February 16, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.
(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The Westport Funds

WESTPORT FUND
WESTPORT SELECT CAP FUND

INVESTMENT ADVISER
Westport Advisers, LLC


ADMINISTRATOR
Integrated Fund Services, Inc.


DISTRIBUTOR
IFS Fund Distributors, Inc.


COUNSEL
Dechert


INDEPENDENT ACCOUNTANTS
Tait, Weller & Baker


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Integrated Fund Services, Inc.


CUSTODIAN
U.S. Bancorp

Where to Get Additional Information

     If you would like additional information about The Westport Funds, the following documents are available to you without any charge, upon request:

o ANNUAL/SEMIANNUAL REPORTS -- Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

o STATEMENT OF ADDITIONAL INFORMATION -- Additional information about the Funds' structure and operations can be found in the Statement of Additional Information. The information presented in the Statement of Additional Information is incorporated by reference into the prospectus and is legally considered to be part of this prospectus.

     To request a free copy of any of the materials described above, or to make any other inquiries, please contact us:

     BY TELEPHONE 1-888-593-7878

     BY MAIL      The Westport Funds
                  P.O. Box 5354
                  Cincinnati, Ohio  45201-5354

     BY INTERNET  http://www.westportfunds.com

     Reports and other information about the Funds (including the Funds' Statement of Additional Information) may also be obtained from the Securities and Exchange Commission:

o By going to the Commission's Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

o By accessing the EDGAR Database on the Commission's Internet site at http://www.sec.gov where you can view, download and print the information.

o By electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 where, upon payment of a duplicating fee, copies of the information will be sent to you.

Investment Company Act File No. 811-08359.

                                 W E S T P O R T

                                   INVESTMENTS


                       Statement of Additional Information


                               THE WESTPORT FUNDS


                                  Westport Fund
                            Westport Select Cap Fund


                                   May 1, 2002



                              253 Riverside Avenue
                           Westport, Connecticut 06880
                                 1-888-593-7878



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Westport Funds dated May 1, 2002 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling The Westport Funds at the address and telephone number given above. This Statement of Additional Information is incorporated by reference in its entirety in the Prospectus. The financial statements and notes contained in the annual report and semiannual report are incorporated by reference into this Statement of Additional Information. Copies of the Prospectus, Statement of Additional Information and annual and semiannual reports may be obtained without charge by writing the address or calling the phone number shown above.

                                TABLE OF CONTENTS
                                                                            Page


SECURITIES, INVESTMENT STRATEGIES AND RELATED RISKS............................1

   Equity Securities...........................................................1
   U.S. Government Securities..................................................1
   American Depositary Receipts ("ADRs").......................................1
   Foreign Securities..........................................................2
   Securities of Other Investment Companies....................................2
   Convertible Securities......................................................2
   Lower-Grade Securities......................................................3
   Rights and Warrants.........................................................3
   When-Issued Securities......................................................3
   Repurchase Agreements.......................................................3
   Illiquid and Restricted Securities..........................................4
   Loans of Portfolio Securities...............................................4

HEDGING 4

   Stock Index Futures.........................................................5
   Writing Call Options........................................................5
   Writing Put Options.........................................................5
   Purchasing Puts and Calls...................................................6
   Regulatory Aspects of Hedging Instruments...................................7
   Additional Information About Hedging........................................8
   Special Risk Factors in Hedging.............................................8

FUND POLICIES..................................................................9

   Fundamental Policies........................................................9
   Fundamental Restrictions...................................................10
   Temporary Defensive Positions..............................................11

MANAGEMENT OF THE FUND........................................................11

   Compensation of Trustees and Certain Officers..............................12
   Personal Trading...........................................................13

INVESTMENT ADVISORY AND OTHER SERVICES........................................13

   The Investment Adviser.....................................................13
   The Administrator..........................................................14
   The Accounting Services Agent..............................................14
   The Distributor............................................................15
   Custodian..................................................................15
   Transfer and Dividend Disbursing Agent.....................................15

DETERMINATION OF NET ASSET VALUE..............................................15

ADDITIONAL INFORMATION ABOUT REDEMPTION OF SHARES.............................16

PORTFOLIO TURNOVER............................................................16

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16

ORGANIZATION OF THE TRUST AND A DESCRIPTION OF THE SHARES.....................17

TAXATION......................................................................18

   Taxation of the Funds......................................................18
   Distributions..............................................................19
   Sale of Shares.............................................................19
   Original Issue Discount Securities.........................................20
   Market Discount Bonds......................................................20
   Options and Hedging Transactions...........................................20
   Currency Fluctuations - "Section 988" Gains or Losses......................21
   Foreign Withholding Taxes..................................................22
   Backup Withholding.........................................................22
   Foreign Shareholders.......................................................22
   Other Taxation.............................................................23

PERFORMANCE...................................................................23

COUNSEL AND INDEPENDENT ACCOUNTANTS...........................................24

FINANCIAL STATEMENTS..........................................................24

APPENDIX A....................................................................25

                       STATEMENT OF ADDITIONAL INFORMATION


     The Westport Funds (the "Trust") is a no-load, open-end, management investment company organized as a Delaware business trust on September 17, 1997, and is composed of two diversified series: the Westport Fund and the Westport Select Cap Fund (each a "Fund" and, collectively, the "Funds"). The name of the Westport Select Cap Fund was changed from "Westport Small Cap Fund" to "Westport Select Cap Fund" effective May 1, 2002.

     Much  of  the  information   contained  in  this  Statement  of  Additional
Information expands on subjects discussed in the Prospectus. No investment in the shares of the Funds should be made without first reading the Prospectus.


               SECURITIES, INVESTMENT STRATEGIES AND RELATED RISKS

     The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.

     Although each Fund will primarily invest in equity securities, subject to the investment policies and restrictions as described in the Prospectus and in this Statement of Additional Information, each Fund may invest in any of the following securities or pursue any of the following investment strategies.

EQUITY SECURITIES


     Equity securities include common and preferred stock, convertible securities and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives a Fund the right to vote on measures affecting the company's organization and operations, neither Fund intends to exercise control over the management of companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term.

     Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.


     The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

U.S. GOVERNMENT SECURITIES

     U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment. The Funds will invest in the securities of such agencies or instrumentalities only when Westport Advisers, LLC, the Funds' investment adviser (the "Adviser"), is satisfied that the credit risk with respect to such instrumentality is minimal.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

     A Fund may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility.

     "Unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

FOREIGN SECURITIES

     The Funds may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

     Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If a Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission ("SEC").

     Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

SECURITIES OF OTHER INVESTMENT COMPANIES

     A Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company's expenses, such as investment advisory and distribution fees and operating expenses.

CONVERTIBLE SECURITIES


     The Funds may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company's stock, but to a lesser degree than if it had invested in that company's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

LOWER-GRADE SECURITIES

     Each Fund may invest up to 10% of its total assets in lower-grade securities. Lower-grade securities (commonly known as "junk bonds") are rated less than "BBB" by Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, Inc. ("S&P"), or less than "Baa" by Moody's Investors Service, Inc. ("Moody's"), or have a comparable rating from another rating organization. If unrated, the security is determined by the Adviser to be of comparable quality to securities rated less than investment grade.

     High yield, lower-grade securities, whether rated or unrated, have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and, therefore, they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For more information about the rating systems of Moody's and S&P, see Appendix A to this SAI.

RIGHTS AND WARRANTS

     Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment therein).

     Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

WHEN-ISSUED SECURITIES

     The Funds may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. The Funds will only make when-issued commitments on eligible securities with the intention of actually acquiring the securities. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

REPURCHASE AGREEMENTS

     The Funds may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to a Fund's limitations on investments in illiquid and restricted securities.

ILLIQUID AND RESTRICTED SECURITIES


     As a non-fundamental investment policy, a Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     Over-the-counter options, repurchase agreements not entitling the holder to payment of principal in seven days, and certain "restricted securities" may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or another exemption from registration under such Act, the Adviser may determine that the security is liquid under guidelines adopted by the Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund treats such holdings as illiquid.


     To enable the Funds to sell restricted securities not registered under the Securities Act of 1933, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

LOANS OF PORTFOLIO SECURITIES

     To attempt to increase its total return, a Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees subject to the restrictions stated in the Prospectus and this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Funds. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended, and must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. There are some risks in connection with securities lending. For example, a Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

                                     HEDGING

     As described below, a Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on securities, futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes. The hedging instruments the Funds may use and the limits on their use are described below. In the future, a Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund's investment objective, and are legally permissible.

     A Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund's exposure to the securities market.

     Additional information about the hedging instruments that a Fund may use is provided below.

STOCK INDEX FUTURES

     A Fund may invest in Stock Index Futures only if they relate to broadly based stock indices. A stock index is considered to be broadly based if it includes stocks that are not limited to issues in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

     Stock Index Futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

WRITING CALL OPTIONS

     A Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for federal income tax purposes, as are premiums on lapsed calls, and when distributed by a Fund are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     A Fund may also write calls on futures without owning a futures contract of deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. Each Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. In no circumstances would an exercise notice as to a future put a Fund in a short futures position.

WRITING PUT OPTIONS

     A put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

     The Trustees have adopted a non-fundamental policy that each Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, each Fund may only purchase call options and put options with a value of up to 5% of its net assets.

PURCHASING PUTS AND CALLS

     A Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a "protective put") enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     When a Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     Each Fund's options activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause that Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within each Fund's control, holding a put might cause a Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS

     The  Funds  are  required  to  operate   within   certain   guidelines  and
restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, each Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this rule, neither Fund is limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, aggregate initial futures margins and related options premiums are limited to 5% or less of each Fund's net asset value for other than bona fide hedging strategies employed by each Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFTC regulations thereunder.

     Transactions in options by the Funds are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Funds (or an adviser that is an affiliate of the Funds' adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or account with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

ADDITIONAL INFORMATION ABOUT HEDGING

     The Funds' Custodian or a securities depository acting for the Custodian, will act as the Funds' escrow agent, through the facilities of Options Clearing Corporation ("OCC"), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds' entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities as stated in the Prospectus) the marked to market value of any OTC option held by it. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

SPECIAL RISK FACTORS IN HEDGING

     Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. In addition, futures contracts sales involve the risk of theoretically unlimited loss.

     Options trading involve the payment of premiums and have special tax effects on a Fund. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on an investment that has increased in value, such Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

     In addition to the risks with respect to options discussed above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of a Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, a Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historic volatility of the prices of the equity securities being hedged is more than the historic volatility of the applicable index. It is also possible that if a Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in such Fund's portfolio may decline. If that occurred, such Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If a Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

                                  FUND POLICIES

     Each Fund has an investment objective, fundamental policies and fundamental restrictions that cannot be changed without the vote of a "majority" of a Fund's outstanding voting securities. Under the 1940 Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

FUNDAMENTAL POLICIES

Concentration

     As a fundamental investment policy, each Fund may not purchase a security (other than U.S. Government Securities, as such term is defined below) if, as a result, more than 25% of its net assets would be invested in a particular industry.

Diversification

     As a fundamental investment policy, each Fund may not purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

Borrowing


     As a fundamental investment policy, each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 10% of the Fund's total assets. A Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.


     Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the earnings on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might need to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Cash


     Each Fund may hold a certain portion of its assets in cash or in investment grade cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a P-1 rating from Moody's or an A-1+ rating from S&P, (iii) commercial paper rated P-1 by Moody's or A-1 by S&P, (iv) repurchase agreements covering any of the securities in which a Fund may invest directly, and (v) money market mutual funds.


FUNDAMENTAL RESTRICTIONS

     The following investment restrictions are fundamental policies that each Fund must follow. Each Fund may not:

1. invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but each Fund is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

2. invest 25% or more of its net assets in one or more issuers conducting their principal business in the same industry;

3. with respect to 75% of its assets, invest more than 5% of the market value of its total assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

4. with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer (other than obligations of the U.S. Government);

5. invest in real estate or real estate limited partnerships (direct participation programs); however, each Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

6. make short sales whereby the dollar amount of short sales at any one time would exceed 5% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply;

7. purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin;

8. underwrite securities of other companies except in so far as either Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security;

9. invest in interests in oil, gas or other mineral exploration or development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

10. borrow money, or pledge, mortgage or hypothecate its assets, except that the Funds may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests, which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and, borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of a Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of the borrowing. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

11. issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

12. make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with the Funds' investment policies;

13. invest for the purpose of exercising control or management of another company;

14. acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

TEMPORARY DEFENSIVE POSITIONS

     Either of the Funds may at times, for defensive purposes, temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgment of the Funds' Adviser, such investments are appropriate in light of economic or market conditions. When and to the extent a Fund assumes a temporary defensive position, it will not pursue its investment objective.

                             MANAGEMENT OF THE FUNDS

     The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its investment adviser, administrator, custodian and transfer agent. The management of each Fund's day-to-day operations is delegated to its officers, the Adviser and the Funds' administrator, subject always to the investment objective and policies of the Funds and to general supervision of the Board of Trustees.

     Listed in the chart below is basic information regarding the Trustees and officers of the Trust.


                                  CURRENT POSITION
                                WITH THE TRUST, TERM                                NUMBER OF FUNDS IN
                                   OF OFFICE* AND                                      FUND COMPLEX           OTHER
                                   LENGTH OF TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY       DIRECTORSHIPS
    NAME, ADDRESS AND AGE              SERVED,           DURING THE PAST 5 YEARS          TRUSTEE        HELD BY TRUSTEE
========================================================================================================================
DISINTERESTED TRUSTEES:
  Raymond J. Armstrong         Trustee since         Retired                                  2               none
  253 Riverside Avenue         December 1997
  Westport, CT 06880
  Age - 76

  Stephen E. Milman            Trustee since         Retired                                  2               none
  253 Riverside Avenue         December 1997
  Westport, CT 06880
  Age - 64

  D. Bruce Smith, II           Trustee since         Independent consultant                   2               none
  253 Riverside Avenue         December 1997         (1998 - present);
  Westport, CT 06880                                 Independent Consultant Gunn
  Age - 63                                           Partners, Inc. (March
                                                     1994-1998)
INTERESTED TRUSTEES**:
  Edmund H. Nicklin, Jr.**     Trustee and           Managing Director, Westport              2           Director and
  253 Riverside Avenue         President since       Advisers, LLC; Portfolio                            President, Lake
  Westport, CT 06880           December 1997         Manager, Westport Asset                              Huron Cellular
  Age - 55                                           Management, Inc.  (July                               Corp. (April
                                                     1997 - present); Portfolio                          1991 - present)
                                                     Manager, Evergreen Funds
                                                     (December 1982 - July 1997)

  Ronald H. Oliver**           Trustee, Executive    Managing Director, Westport              2               none
  253 Riverside Avenue         Vice President, and   Advisors LLC; President,
  Westport, CT 06880           Secretary since       Westport Asset Management,
  Age - 73                     December 1997         Inc.; Treasurer of Trust
                                                     (December 1997-March 2002)

                                      -12-

                                  CURRENT POSITION
                                WITH THE TRUST, TERM                                NUMBER OF FUNDS IN
                                   OF OFFICE* AND                                      FUND COMPLEX           OTHER
                                   LENGTH OF TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY       DIRECTORSHIPS
    NAME, ADDRESS AND AGE              SERVED,           DURING THE PAST 5 YEARS          TRUSTEE        HELD BY TRUSTEE
========================================================================================================================
OFFICERS OF THE TRUST:
  Andrew J. Knuth              Executive Vice        Managing Director, Westport             N/A               N/A
  253 Riverside Avenue         President since       Advisers LLC; Chairman,
  Westport, CT 06880           December 1997         Westport Asset Management,
  Age - 63                                           Inc.

  Terry A. Wettergreen         Vice President        Vice President Operations,              N/A               N/A
  253 Riverside Avenue         since October 1999    Westport Advisers LLC;
  Westport, CT 06880           and Treasurer since   (1997 - Present)
  Age - 51                     March 2002

  Russell M. Lynch             Vice President and    Vice President Marketing,               N/A               N/A
  253 Riverside Avenue         Assistant Secretary   Westport  Advisers LLC;
  Westport, CT 06880           since October 1999    (1998 - Present); Vice
  Age - 52                                           President Marketing, The
                                                     Managers Funds (1997-1998)

------------------
* Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

** All Interested Trustees are such because of their interest in the investment advisor, as defined in the Investment Company Act of 1940.


COMMITTEES OF THE BOARD OF TRUSTEES


     The Board of Trustees has two standing committees, an Audit Committee and a Valuation Committee. The Audit Committee is comprised of all the Disinterested Trustees of the Trust, and its principal functions are to recommend to the Board of Trustees the appointment of the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. In the fiscal year ended December 31, 2001, the Audit Committee met once.

     Membership of the five-member Valuation Committee includes each of the Disinterested Trustees, plus two representatives of the Funds' investment adviser (currently Messrs. Edmund H. Nicklin, Jr. and Andrew J. Knuth). The principal function of the Valuation Committee is to meet on an as-needed basis to value any securities or other assets for which prices or valuations are not readily determinable by the pricing agent, or in certain other circumstances, pursuant to the valuation procedures adopted and approved annually by the Board. The Valuation Committee reports any action taken by the Committee to the Board at the Board's regular meetings and formally reviews the valuation procedures at least annually in light of its experience in administering them, evolving industry practices, and any developments in applicable laws or regulations. The Valuation Committee did not meet in the fiscal year ended December 31, 2001.

FUND OWNERSHIP OF THE TRUSTEES

     For the fiscal year ended December 31, 2001, the dollar range of equity securities owned by each Trustee in the Funds and the Trust is as follows:

                                                           DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY
                                    DOLLAR RANGE OF      EQUITY SECURITIES IN    SECURITIES IN ALL FUNDS OVERSEEN BY
                                 EQUITY SECURITIES IN    THE WESTPORT SELECT       TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                    THE WESTPORT FUND           CAP FUND                       COMPANIES
====================================================================================================================
DISINTERESTED TRUSTEES
   Raymond J. Armstrong                 None                   None                            None
   Stephen E. Milman                Over $100,000          Over $100,000                  Over $100,000
   D. Bruce Smith, II                   None               Over $100,000                  Over $100,000

INTERESTED TRUSTEES
   Edmund H. Nicklin, Jr.           Over $100,000          Over $100,000                  Over $100,000
   Ronald Oliver                    Over $100,000          Over $100,000                  Over $100,000

     As of April 1, 2002, the Trustees and officers as a group beneficially or of record owned 3.17% of the outstanding Class R shares of the Westport Fund and 17.57% of the outstanding Class I shares of the Westport Fund. As of April 1, 2002, the Trustees and officers as a group beneficially or of record owned less than 1% of the outstanding Class R shares of the Westport Select Cap Fund and less than 1% of the outstanding Class I shares of the Westport Select Cap Fund.

COMPENSATION OF TRUSTEES AND CERTAIN OFFICERS

     The following table sets forth information regarding compensation of the Trustees and certain officers by the Trust, for the fiscal year ended December 31, 2001. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $5,000, and a fee of $1,000 for each meeting attended and is reimbursed for the expenses of attendance of such meetings. The Trust does not pay any pension or retirement benefits.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED DECEMBER 31, 2001

                                                         AGGREGATE COMPENSATION
NAME OF PERSON, POSITION                                     FROM REGISTRANT
================================================================================

Raymond J. Armstrong*, Trustee                                   $7,000
Stephen E. Milman*+, Trustee                                       $0
Edmund H. Nicklin, Jr.**, Trustee and President                    $0
Ronald H. Oliver**, Trustee,
  Executive Vice President and Secretary                           $0
D. Bruce Smith, II*, Trustee                                     $7,000
---------------------
*    Member of Audit Committee.
** "Interested person," as defined in the 1940 Act, of the Trust because of their affiliation with Westport Advisers, LLC, the Funds' investment adviser.
+ Although Mr. Milman is not an "interested person" of the Trust, at his own request, Mr. Milman did not receive any fees for his service as a Trustee during 2001.

PERSONAL TRADING

     The Trust and the Adviser have both adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser and its affiliates. The code of ethics, which was adopted in accordance with Rule 17j-1 under the 1940 Act, describes the fiduciary duties owed to shareholders of the Funds and to other Westport advisory accounts by all trustees, directors, officers, members and employees of the Trust, the Adviser and Westport Asset Management, Inc.; establishes procedures for personal investing; and restricts certain transactions. For example, personal investment transactions in most securities, including initial public offerings and limited offerings, must receive prior written approval and, in most cases, may not be effected on the same day that one of the Funds or another Westport advisory client is trading that security. The Distributor has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

     Westport Advisers, LLC, 253 Riverside Avenue, Westport, Connecticut 06880, serves as the investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Subject to the general supervision of the Board of Trustees of the Trust, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes day-to-day investment decisions for each Fund, and manages each Fund's investments in accordance with the stated policies of each Fund. The Adviser also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Funds. The Adviser provides persons satisfactory to the Trustees of the Trust to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser. Under the Advisory Agreement, the Westport Fund and Westport Select Cap Fund each pay the Adviser a monthly management fee in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund. Such fees are higher than those incurred by most other investment companies.

     In addition to the payments to the Adviser under the Advisory Agreement described above, each Fund pays certain other costs of its operations including
(a)  custody,   transfer  and  dividend  disbursing  expenses,  (b)  shareholder servicing fees for the Class R shares, (c) fees of Trustees who are not affiliated with the Adviser, (d) legal and auditing expenses, (e) clerical, accounting and other office costs, (f) costs of printing the Funds' prospectuses and shareholder reports, (g) costs of maintaining the Trust's existence, (h) interest charges, taxes, brokerage fees and commissions, (i) costs of stationery and supplies, (j) expenses and fees related to registration and filing with the SEC and with state regulatory authorities, and (k) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.

     The Adviser is controlled by its two managing members, Edmund H. Nicklin, Jr. and Westport Asset Management, Inc. Mr. Nicklin, a portfolio manager for both the Adviser and Westport Asset Management, Inc., is also President of the Trust and a member of its Board of Trustees. As portfolio manager for the Adviser, Mr. Nicklin makes investment decisions for the Funds and is the portfolio manager of the Westport Fund and co-portfolio manager of the Westport Select Cap Fund. Westport Asset Management, Inc. is a registered investment adviser that provides investment services to companies, pension plans, endowments, foundations and individuals.

     Westport Asset Management, Inc. is owned by Andrew J. Knuth and Ronald H. Oliver, although Mr. Knuth has a controlling interest. Mr. Knuth, who is an Executive Vice President of the Trust, is also the Chairman and a principal of Westport Asset Management, Inc. and a co-portfolio manager of the Westport Select Cap Fund. Mr. Oliver serves as Executive Vice President and Secretary of the Trust and is a member of the Board of Trustees. Mr. Oliver is a principal of Westport Asset Management, Inc.

     The Westport Fund and Westport Select Cap Fund (both Class R and Class I shares) each pay the Adviser a management fee monthly in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund. Pursuant to a written contract between the Adviser and the Funds, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annual fund operating expenses for each class exceed 1.50% of each Fund's average daily net assets attributable to that class of shares. The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2002. The same contractual expense limitations were in effect during the fiscal years ended December 31, 2001, 2000 and 1999.

     In considering whether to approve the continuation of the Advisory Agreement between the Funds and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Trustees who are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act, to make the determination that continuance of the Advisory Agreement was in the best interest of each Fund and its shareholders. In re-approving the Advisory Agreement, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Funds. Specifically, the Board's analysis focused on: (1) the nature and quality of services to be performed for the Funds; (2) the costs of providing services to the Funds; (3) the profitability of the relationship between the Trust and the service providers; (4) comparative information on fees and expenses borne by other funds; (5) comparative funds' performance and other competitive factors; and (6) the existence of economies of scale that might be reflected in fee rates or schedules by means of breakpoints or other measures.


     During the fiscal years ended December 31, 2001, 2000 and 1999, the Westport Fund paid the Adviser $164,133, $116,878 and $65,665, respectively, and the Westport Select Cap Fund paid the Adviser $6,964,162, $4,480,168 and $1,516,620, respectively. In order to voluntarily reduce operating expenses during the fiscal years ended December 31, 2001, 2000 and 1999, and pursuant to the arrangements noted above, the Adviser waived investment advisory fees and reimbursed expenses of the Westport Fund in the aggregate amounts of $44,586, $62,391 and $93,501, respectively.


THE ADMINISTRATOR


     On behalf of the Funds, the Trust has entered into an Administration Agreement with Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Administrator"). As provided in the Administration Agreement, the Administrator is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which it must pay), providing the Trust with general office facilities and for certain special functions, and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services prior to July 31, 2000, the Administrator received a monthly fee from each Fund at an annual rate of 0.125% on its average daily net assets up to $50 million; 0.10% on the next $50 million of such net assets; 0.075% on the next $50 million of such net assets; and 0.05% on such assets in excess of $150 million, subject to a minimum monthly fee of $1,000. Beginning August 1, 2000, the Administrator received a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $50 million; 0.08% on the next $50 million of such net assets; 0.06% of the next $50 million of such net assets; and 0.03% on such net assets in excess of $150 million, subject to a minimum monthly fee of $1,000. For the fiscal years ended December 31, 2001, 2000 and 1999, the Westport Fund paid the Administrator $18,294, $14,725 and $12,000, respectively, and the Westport Select Cap Fund paid the Administrator $284,158, $256,533 and $142,144, respectively.


THE ACCOUNTING SERVICES AGENT

     On behalf of the Funds, the Trust has entered into an Accounting Services Agreement with Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Accounting Services Agent"). As provided in the Accounting Service Agreement, the Accounting Services Agent is responsible for calculating the daily net asset value of the Funds in accordance with the Trust's current prospectus and statement of additional information. The
Accounting Services Agent also keeps the general ledger for each Fund and records all income, expenses, capital share activity and security transactions. For these services, the Accounting Services Agent receives from each Fund a monthly fee at the annual rate of $2,000 if the Fund's average monthly net assets are less than $50 million; $2,500 if such assets are between $50 and $100 million; $3,000 if such assets are between $100 and $200 million; $4,000 if such assets are between $200 and $300 million, $5,000 if such assets are over $300 million (plus an additional fee at the rate of 0.001% per annum of such Fund's average net assets in excess of $300 million);

provided, however, that a surcharge of $500 per month is charged to each Fund for each additional class. The Funds also reimburse certain out-of-pocket expenses incurred by the Accounting Services Agent in connection with obtaining valuations of each Fund's portfolio securities. For the fiscal years ended December 31, 2001, 2000 and 1999, the Westport Fund paid the Accounting Services Agent $29,000, $24,000 and $24,000, respectively, and the Westport Select Cap Fund paid the Accounting Services Agent $69,899, $66,496 and $42,500, respectively.


THE DISTRIBUTOR

     The Trust has entered into a Distribution Agreement, on behalf of the Funds, with IFS Fund Distributors, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Distributor"). The Distributor is an affiliate of Integrated Fund Services, Inc. by reason of common ownership. Pursuant to the Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor acts as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor receives no compensation for its services under the Distribution Agreement. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge.

CUSTODIAN


     U.S. Bancorp ("Bank"), which has its principal business address at 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, has been retained to act as Custodian of the Funds' investments. Bank has no part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios.


TRANSFER AND DIVIDEND DISBURSING AGENT

     Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, has been retained to serve as the Funds' transfer agent and dividend disbursing agent.

                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value per share is computed as of the scheduled close of trading on the New York Stock Exchange (normally 4:00 p.m.) on each day during which the New York Stock Exchange is open for trading. The net asset value per share of each Fund is computed by dividing the total current value of the assets of each Fund, less its liabilities, by the total number of shares of such Fund outstanding at the time of such computation.

     Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the last sales price on that day, or if such price is not available, the closing bid price.

     Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The procedures require that the Valuation Committee, which is comprised of two of the Adviser's officers and employees and three of the Trustees, as designated from time to time, meet on an as-needed basis to value any securities or other assets for which prices or valuations are not readily determinable by the Funds' pricing agent. The Valuation Committee considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. At each regular meeting of the Board, the Valuation Committee presents a written report for the Board's review and approval that discusses the procedures and practices employed in connection with any action taken by the Committee during the prior period. In addition, the Valuation Committee annually reviews all the valuation methodologies used by it and takes any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. A written report of this review is presented annually to the Board for its review.

                ADDITIONAL INFORMATION ABOUT REDEMPTION OF SHARES

     Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund's net asset value per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as along as the redemption in kind is approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, in a manner consistent with SEC rules, regulations and interpretive positions.

                               PORTFOLIO TURNOVER

     The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year. Each Fund's portfolio turnover rate will vary from year to year depending on market conditions.

     The Funds may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving their investment objectives. Although the Funds cannot accurately predict their portfolio turnover rate, it is not expected to exceed 75% in normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on U.S. securities exchanges are subject to negotiation between the Adviser and the broker.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Trades of NASD securities may be made on an agency basis and a commission is added to such trades. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers or dealers who effect, or are parties to, portfolio transactions of the Funds or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Adviser's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Adviser's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of the practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board. For the fiscal years ended December 31, 2001, 2000 and 1999, the Westport Fund paid brokerage commissions of $12,025, $10,582 and $8,667, respectively, and the Westport Select Cap Fund paid brokerage commissions of $409,988, $349,219 and $268,124, respectively.


                          ORGANIZATION OF THE TRUST AND
                           A DESCRIPTION OF THE SHARES

     The Trust was established on September 17, 1997 as a Delaware business trust and is authorized to issue an unlimited number of $.001 par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has two series: the Westport Fund and the Westport Select Cap Fund (formerly, Westport Small Cap Fund). Each series has two classes of shares:
Class R shares and Class I shares. All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.


     The  following  is  a  list  of   shareholders   of  each  Fund  who  owned
(beneficially or of record) 5% or more of a Class of a Fund's shares as of April 1, 2002.

                                                PERCENTAGE           TYPE OF
NAME AND ADDRESS                                 OWNERSHIP          OWNERSHIP

                          WESTPORT FUND CLASS R SHARES

Charles Schwab & Co. Inc.                          38.33%             Record
Special Custody Acct FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                                                PERCENTAGE           TYPE OF
NAME AND ADDRESS                                 OWNERSHIP          OWNERSHIP

National Financial Services Corp.                  8.86%              Record
Exclusive Benefit of Our Customers
200 Liberty Street
New York, NY 10281

                          WESTPORT FUND CLASS I SHARES

Ledyard & Co.                                      39.57%             Record
P.O. Box 799
Hanover, NH 03775-0799

Northern Westchester Hospital                      33.29%             Record
John Partenza
400 East Main Street
Mount Kisco, NY 10549

Ronald H. Oliver                                   10.85%           Beneficial
Barbara J. Oliver
253 Riverside Avenue
Westport, CT 06880

Kautz Family Foundation                            8.02%              Record
251 Oak Ridge Avenue
Summit, NJ 07901

Andrew Knuth                                       6.72%            Beneficial
253 Riverside Avenue
Westport, CT 06880

                    WESTPORT SELECT CAP FUND CLASS R SHARES

Charles Schwab & Co. Inc.                          64.70%             Record
Special Custody Acct FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

NFSC for Exclusive Benefit of Our Customers        22.27%             Record
Sal Vella
200 Liberty Street
New York, NY  10281

                    WESTPORT SELECT CAP FUND CLASS I SHARES

Mitra & Co.                                        16.54%             Record
1000 N. Water St
Milwaukee, WI  53202

Charles Schwab & Co., Inc.                         12.63%             Record
Special Custody Acct. FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                                                PERCENTAGE           TYPE OF
NAME AND ADDRESS                                 OWNERSHIP          OWNERSHIP

First Union National Bank*                         10.97%             Record
Network Cash Omnibus
1525 W. WT. Harris Blvd. NC 1151
Charlotte, NC  28262

Northern Trust Co-Trustee                          10.83%             Record
FBO Allianz A/C #22-45894
P.O. Box 92956
Chicago, IL 60675

* Aggregate of multiple accounts.


                                    TAXATION

TAXATION OF THE FUNDS

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that they distribute to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.

     During the period from November 1, 2001 through December 31, 2001, the Westport Select Cap Fund had net realized losses of $715,010 which are treated for federal income tax purposes as arising during the Funds' tax year ending December 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     For the year ended December 31, 2001, the Westport Fund and the Westport Select Cap Fund reclassified net investment losses of $94,751 and $1,592,946, respectively, to accumulated net realized gains/losses from security transactions and $4,350 and $58,301, respectively, to paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net assets value per share.

DISTRIBUTIONS

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of a Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by such Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the relevant Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

SALE OF SHARES

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Individual taxpayers may generally offset capital losses against capital gains and also against up to $3,000 of ordinary income, with any excess carried over to future years. Corporations may generally offset capital losses against capital gains and the excess may be carried to certain other years.

ORIGINAL ISSUE DISCOUNT SECURITIES

     Investments by a Fund in zero coupon or other discount securities will result in income to such Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though such Fund receives no cash interest payments. This income is included in determining the amount of income which that Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from such Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by that Fund in a written notice to shareholders.

MARKET DISCOUNT BONDS

     Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by such Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless such Fund elects to include the market discount in income as it accrues.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium it received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options, futures contracts and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

     Generally, the hedging transactions undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Code, which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, a Fund's holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. In many cases, as described more fully under "Options and Hedging Transactions" above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns, as though such Fund constructively sold the security at the time of entering into the short sale. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     If a Fund invests in stock of certain foreign investment companies, such Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each of such Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a dividend to its shareholders.

     A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund's investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.


BACKUP WITHHOLDING

     A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income and short-term capital gains will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions.

     Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax at a rate of 30% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation -- Backup Withholding," above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of a Fund and the five year period ending on the date of the disposition of those shares, such Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of that Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder, as discussed above, and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations and certain participating debt securities.

     Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                   PERFORMANCE

     From time to time, the Funds may advertise certain information about their performance. Each Fund may include its yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the SEC:

                       YIELD = 2 [((a - b)/cd + 1)^6 - 1]

Where:   a = dividends and interest earned during the period;
         b = expenses accrued for the period (net of reimbursements);
         c = the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of such Fund), calculated pursuant to the following formula which is prescribed by the SEC:

         P(1+T)^n = ERV

Where:   P = a hypothetical initial investment of $1,000;
         T = average annual total return
         n = the number of years; and
         ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

     Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund's shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

     Quotations of average annual total return after taxes on distributions and of average annual total return after taxes on distributions and redemptions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund (after accounting for the payment of taxes on distributions and the payment of taxes on distributions and redemptions, respectively) over periods of one, five and ten years (up to the life of such
Fund).

     Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

         P(1+T)^n=ATVD

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions).
         n = number of years.
         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

         P(1+T)^n=ATVDR

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemption).
         n = number of years.
         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions and redemption.

     All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the Class R shares of each Fund are shown below and after-tax returns for the Class I shares of each Fund will vary.

     The Funds' average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for the period ended December 31, 2001 are as follows:


                                                                      1 YEAR     SINCE INCEPTION*
                                                                    -----------------------------
WESTPORT FUND
     Class R Return Before Taxes                                      3.99%          16.67%
     Class R Return After Taxes on Distributions                      3.39%          14.52%
     Class R Return After Taxes on Distributions and Sale of Fund     2.90%          12.97%
         Shares
     Class I Shares Return Before Taxes                                N/A          -0.11%**

WESTPORT SELECT CAP FUND
     Class R Return Before Taxes                                      8.22%          19.29%
     Class R Return After Taxes on Distributions                      7.87%          18.94%
     Class R Return After Taxes on Distributions and Sale of Fund     5.29%          16.02%
         Shares
     Class I Shares Return Before Taxes                               8.36%          17.41%


* The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997. The Class I shares of the Westport Select Cap Fund and Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

**   Not annualized.

     In reports or other communications to shareholders of the Funds or in advertising materials, the Funds may compare their performance with that of (i) other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other relevant indices and industry publications. The Funds may also compare the historical volatility of their portfolios to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole- beta-or in absolute terms- standard deviation.) It is important to note that the total return figures are based on historical returns and are not intended to indicate future performance.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Dechert, 30 Rockefeller Plaza, New York, New York 10112.

     Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, have been appointed as independent accountants for the Funds.

                              FINANCIAL STATEMENTS

     The audited financial statements contained in the annual report to shareholders for the Funds dated December 31, 2001 are incorporated herein by reference. Copies of the Funds' most recent annual or semiannual report may be obtained without charge upon request by writing to the Westport Funds, 253 Riverside Avenue, Westport, Connecticut 06880 or by calling toll free 1-888-593-7878.

     The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

MOODY'S RATINGS

Long-term ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-term ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS

Long-term issue credit ratings

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issuer rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA --An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB -- An obligation rated `BB' s less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment, and is independent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

C -- A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
     obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This  indicate  that  no  rating  has  been   requested,   that  there  is
      insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-term issue credit ratings

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                               THE WESTPORT FUNDS
                               ------------------

PART C:   OTHER INFORMATION

Item 23.  Exhibits

          (a)  Declaration of Trust*

          (b)  Bylaws**

          (c) Incorporated by Reference to Agreement and Declaration of Trust and Bylaws

          (d)  Investment Advisory Agreement**

          (e) Underwriting Agreement with CW Fund Distributors, Inc. (now doing business as IFS Fund Distributors, Inc.)***

          (f)  Inapplicable

          (g)  Custodian Agreement**

          (h)  (i)  Administration Agreement**

               (ii) Accounting Services Agreement**

               (iii)Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency Agreement**

               (iv) Shareholder Service Plan**

               (v)  Form of Shareholder Service Agreement**

          (i)  Opinion and Consent of Counsel*,***

          (j)  Consent of Independent Auditors

          (k)  Inapplicable

          (l)  Investment Representation Letters**

          (m)  Inapplicable

          (n)  Multi-Class Plan**

          (o)  Inapplicable

          (p) (i) Code of Ethics of The Westport Funds and Westport Advisors LLC***

               (ii) Code of Ethics of IFS Fund Distributors, Inc.****

          (q)  Powers of Attorney**
-------------------------
* Filed with initial registration statement on September 17, 1997 and incorporated herein by reference.
** Filed with Pre-Effective Amendment No. 2 on December 22, 1997 and incorporated herein by reference.
*** Filed with Post-Effective Amendment No. 3 on April 28, 2000 and incorporated herein by reference.
**** Filed with Post-Effective Amendment No. 4 on May 1, 2001 and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund.
-------   -----------------------------------------------------------

          None

Item 25.  Indemnification.
-------   ---------------

          Article VII of the Registrant's Declaration of Trust, incorporated herein by reference, provides for the indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers, employees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Westport Advisers, LLC (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Underwriting Agreement provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

          The descriptions of the Adviser under the caption "Management" in the Prospectus in Part A of this Registration Statement are incorporated by reference herein. Mr. Edmund H. Nicklin, Jr., Ronald H. Oliver and Andrew J. Knuth have had no other business connections of a substantial nature during the past three fiscal years.

Item 27.  Principal Underwriters
--------  ----------------------

          (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies:
               The Bjurman Funds, The Gannett Welsh & Kotler Funds, The Caldwell & Orkin Funds, Inc., Brundage, Story and Rose Investment Trust, Lake Shore Family of Funds and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

               *The address is 420 Broadway, Cincinnati, Ohio 45202.

                                           Position                  Position
                                           with                      with
               Name                        Distributor               Registrant
               ----                        -----------               ----------

               *William F. Ledwin          Director                  None

               Jill T. McGruder            Director                  None

               Scott A. Englehart          President                 None

               Maryellen Peretzky          Senior Vice President,    None
                                           Chief Administrative
                                           Officer and Secretary


               Terrie A. Wiedenheft        Senior Vice President,    None
                                           Chief Financial Officer
                                           And Treasurer

               Tina D. Hosking             Vice President -          Secretary
                                           Managing Attorney

               Roy E. Rogers               Vice President,           None
                                           Client Relations

          (c)  Inapplicable

Item 28.  Location of Accounts and Records.
-------   --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 253 Riverside Avenue, Westport, Connecticut 0880 as well as at the offices of the Registrant's administrator and transfer agent located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Item 29. Management Services.
-------  -------------------

          Not Applicable

Item 30. Undertakings.
-------  ------------

          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Westport, and State of Connecticut, on the 1st day of May, 2002.

                                        THE WESTPORT FUNDS


                                        By: /s/ Edmund H. Nicklin, Jr.
                                            -----------------------------
                                            Edmund H. Nicklin, Jr.
                                            President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                        Title                  Date

/s/ Edmund H. Nicklin, Jr.          President              May 1, 2002
-----------------------------       and Trustee
Edmund H. Nicklin, Jr.

/s/ Terry Wettergreen               Treasurer              May 1, 2002
-----------------------------
Terry Wettergreen

/s/ Ronald H. Oliver                Trustee                May 1, 2002
-----------------------------
Ronald H. Oliver

               *                    Trustee                May 1, 2002
-----------------------------
Raymond J. Armstrong

               *                    Trustee                May 1, 2002
-----------------------------
Stephen E. Milman

               *                    Trustee                May 1, 2002
-----------------------------
D. Bruce Smith, II

                     /s/ and Trustee                       May 1, 2002
                     -----------------------------
                     * by Edmund H. Nicklin, Jr.
                       as Attorney-in-Fact

                                INDEX TO EXHIBITS
                                -----------------


(a)  Consent of Independent Auditors